UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                       [X]
Filed by a Party other than the Registrant                    [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12


                     FIRST INVESTORS SPECIAL BOND FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
                            EXECUTIVE INVESTORS TRUST
                        FIRST INVESTORS LIFE SERIES FUND
                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
                      FIRST INVESTORS FUND FOR INCOME, INC.
                        FIRST INVESTORS GLOBAL FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                  FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
                           FIRST INVESTORS SERIES FUND
                      FIRST INVESTORS SERIES FUND II, INC.

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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:

[ ]    Fee paid previously with preliminary materials.

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[  ]   Check box if any part of the fee is offset as  provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

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